UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 8, 2024

EWSB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-277828	Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

109 West Second Street, Kaukauna, Wisconsin	54130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         (920) 766-4646

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On July 8, 2024, EWSB Bancorp, Inc. (the “Company”), the newly formed proposed holding company for East Wisconsin Savings Bank (the “Bank”), commenced its stock offering in connection with the proposed conversion of Wisconsin Mutual Bancorp, MHC (the “MHC”) from the mutual holding company structure to the stock holding company form of organization. The registration statement for the sale of the Company’s common stock has been declared effective by the Securities and Exchange Commission (the “SEC”) and the approvals required to commence the offering have been received, including the approvals of the Wisconsin Department of Financial Institutions (the “WDFI”) and the Federal Reserve Bank of Chicago (the “FRB”).

The Company is offering for sale up to 1,006,250 shares, subject to an increase to up to 1,157,188 shares, of common stock at a purchase price of $10.00 per share. The shares will be offered in a subscription offering to certain depositors of the Bank and to the Bank’s employee stock ownership plan. Any shares of common stock that are not subscribed for in the subscription offering may be offered for sale to members of the general public in a community offering, with preference given to residents of Outagamie, Calumet and Winnebago Counties, Wisconsin.

The Company’s common stock is expected to be quoted on the OTCQB Market upon completion of the conversion and offering.

The subscription and community offerings are being managed by Performance Trust Capital Partners, LLC. All questions concerning the offering or requests for offering materials should be directed to the Stock Information Center at (312) 521-1600. The Stock Information Center will be open Monday through Friday from 10:00 a.m. to 3:00 p.m., Central Time, beginning July 8, 2024, through August 8, 2024, the scheduled expiration date of the subscription offering. The Stock Information Center will be closed on bank holidays.

Eligible depositors and others may be able to subscribe for shares of common stock using funds in an individual retirement account (“IRA”) or other retirement account if the account is maintained by an independent custodian or trustee, such as a brokerage firm, and not the Bank. Those interested in using funds held in an IRA at the Bank must transfer such funds that they wish to use for the purchase of the Company’s common stock to an independent trustee or custodian that offers the type of retirement accounts that can hold common stock. The Company recommends that anyone wishing to use funds in an IRA or other retirement account to purchase shares in the subscription or community offering contact the Stock Information Center promptly, preferably at least two weeks before the August 8, 2024 offering deadline, for assistance.

The Company must sell at least 743,750 shares of its common stock in the offering. Completion of the conversion and offering is also subject to the receipt of final regulatory approvals, the approval of the MHC’s members and other customary closing conditions.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy common stock of the Company. The offer is made only by the Company’s prospectus when accompanied by a stock order form. The shares of common stock of the Company are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. The Company has filed with the SEC a registration statement for the offering to which this Current Report on Form 8-K relates as well as the final prospectus, dated June 28, 2024, for the subscription and community offerings. Before you invest, you should read that prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the stock offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “may,” “will,” “would,” “intend,” “believe,” “expect,” “plan,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. These statements are based upon the current beliefs and expectations of Company management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to: the failure to obtain the final approval of the WDFI and FRB for the proposed conversion and related stock offering, delays in obtaining such approvals, or adverse conditions imposed in connection with such approvals; failure to obtain MHC member approval of the conversion; our ability to comply with the confidential memorandum of understanding with the WDFI and the FDIC; those related to the real estate and economic environment, particularly in the market area in which the Bank operates; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of the allowance for credit losses; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the SEC, which are available at the SEC’s website, www.sec.gov.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above or other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EWSB BANCORP, INC.

DATE: July 8, 2024	By:	/s/ Charles D. Schmalz
Charles D. Schmalz
President and Chief Executive Officer